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                                                                   EXHIBIT 10.26

                 WHOLESALE SOLUTIONS SWITCHED SERVICES AGREEMENT

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

     THIS AGREEMENT (THE "AGREEMENT") IS ENTERED INTO BY AND BETWEEN SPRINT COMMUNICATIONS COMPANY L.P. ("SPRINT"), VALOR TELECOMMUNICATIONS ENTERPRISES, LLC ("CUSTOMER"). SPRINT AND CUSTOMER ARE "PARTIES" HERETO.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1.       DEFINITIONS. Capitalized terms appearing in bold print are defined in
EXHIBIT 1.

2. CONFIDENTIALITY. During the TERM and thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or PROPRIETARY INFORMATION of the other Party. PROPRIETARY INFORMATION shall remain the property of the disclosing Party. A Party receiving PROPRIETARY INFORMATION shall: (i) use or reproduce such information only when necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own PROPRIETARY INFORMATION; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and (iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement.

Because of the unique nature of PROPRIETARY INFORMATION, a breach of this paragraph may cause irreparable harm for which monetary damages may be inadequate compensation. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this paragraph.

3. TERM. The TERM is specified in ATTACHMENT A and will begin on the COMMENCEMENT DATE. "COMMENCEMENT DATE" means the first day of the first billing month after the Parties sign this Agreement, if Customer signs and returns this Agreement to Sprint's Wholesale Market and Business Analysis Group by the 8th day of the current billing month. If the parties meet the requirements of the preceding sentence, the Agreement's pricing will be effective on the later of:
(a) the date Customer signs this Agreement; or (b) the date that is 45 days before the Commencement Date. Pricing on invoices may be reflected as a credit(s) for any usage prior to systemic billing implementation. Except for pricing, all other arrangements under this Agreement will take effect on the COMMENCEMENT DATE. If Customer fails to sign and return this Agreement to Sprint by the 8th day of the current billing month, the COMMENCEMENT DATE will be the first day of the second billing month following the month in which Sprint executes this Agreement.

4.       TERMINATION FOR CAUSE.

4.1. A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof: (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) either Party's assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 24 hereof; (c) a final order by a government entity with appropriate jurisdiction that a SERVICE or the relationship hereunder is contrary to law or regulation; or (e) material breach of any other provision of this Agreement not otherwise referred to in Paragraph 4.

4.2. If Customer fails to cure a breach as provided in Paragraph 8 or if Customer breaches a provision of Paragraph 17 or 18, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps: (i) refuse to accept additional orders for SERVICE; (ii) refuse to install new SERVICE types or SERVICE locations; (iii) disconnect or block ANIS, circuits, or other SERVICE ELEMENTS; (iv) discontinue PROMOTIONAL DISCOUNTS and or international discount rates for SERVICES provided until such time as Customer is in full compliance with this Agreement; and/or (v) terminate this Agreement subject to a 30-day notice.

4.3. Upon termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination.

5.       TERMINATION WITHOUT CAUSE; EARLY TERMINATION CHARGE.

5.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to Sprint and payment to Sprint of the EARLY TERMINATION CHARGE described in Subparagraph 5.2. SERVICE will be discontinued the first business day of the fourth month after such notice of termination.

5.2. SPRINT WHOLESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are based on Customer's agreement to purchase SERVICE for the entire TERM. It is difficult if not impossible to calculate Sprint's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 or breaches the Agreement prior to the end of the TERM. Therefore, to compensate Sprint for such loss, and not as a penalty, Customer shall pay Sprint an EARLY TERMINATION CHARGE in the event of such termination or breach. The EARLY TERMINATION CHARGE shall equal 50% of the sum of the MINIMUM COMMITMENT for each month remaining in the TERM when SERVICE is discontinued pursuant to Subparagraph 5.1 or terminated due to Customer's breach. The EARLY TERMINATION CHARGE shall be paid within 30 days after the notice provided pursuant to Subparagraph 5.1.

6.       APPLICATION OF TARIFFS AND SPRINT SCHEDULES; INTERSTATE ADJUSTMENT.

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6.1.     Interstate and international SERVICE shall be provided pursuant to this
Agreement and SPRINT SCHEDULES. The Parties intend for the terms and conditions of this Agreement and the SPRINT SCHEDULES to be consistent with one another, and any interpretation should be made so as to avoid any inconsistency to the extent possible. In the event of a conflict, between this Agreement's terms and conditions and the Sprint Schedules, this Agreement's terms and conditions will control. The fact that a condition, right, obligation or other term appears in this Agreement's terms and conditions, or in the SPRINT SCHEDULES, but not in each, will not be interpreted as, or be deemed grounds for finding, a conflict.

6.2. Intrastate SERVICE is provided pursuant to TARIFF in every respect. PROMOTIONAL DISCOUNTS will not apply to intrastate SERVICE. An INTERSTATE ADJUSTMENT may be applied based on intrastate usage as provided in ATTACHMENT D. The INTERSTATE ADJUSTMENT shall be based on intrastate usage at the PRODUCT HIERARCHY LEVEL and will equal the difference between (a) such usage priced at TARIFF less TARIFF discounts and (b) such usage priced at the INTERSTATE ADJUSTMENT RATE in ATTACHMENT D less DISCOUNT ONE discounts.

6.3. Customer shall pay all applicable TARIFF and SPRINT SCHEDULE charges including, but not limited to, fixed charges, feature charges, enhanced Toll Free charges, access facility charges, and installation and other non-recurring charges. Additionally, Customer will pay, in accordance with applicable TARIFFS and SPRINT SCHEDULES, any taxes, levies, surcharges, or other costs that Sprint is obligated to pay to any governmental entity or other third party, provided that (i) such obligation is imposed by valid and lawful legislation or regulation, and (ii) such obligation arises out of the use of Sprint's services.

6.4. Sprint may modify or withdraw TARIFFS or SPRINT SCHEDULES from time to time, which may include discontinuation of any SERVICE without Sprint's liability upon a 30-day notice. In the event that a SERVICE is discontinued and such discontinuation materially and adversely affects Customer's ability to do business as anticipated in this Agreement, then Customer may terminate this Agreement upon thirty (30) days written notice to Sprint without liability for the EARLY TERMINATION CHARGE.

6.5. In the event Sprint withdraws its filed TARIFFS or SPRINT SCHEDULES the TARIFF or SPRINT SCHEDULES (as applicable) terms and conditions in effect on the date of such withdrawal will continue to apply to this Agreement. After withdrawal of the applicable TARIFFS or SPRINT SCHEDULES, the terms of this Agreement will control over any inconsistent provision in the former TARIFFS or SPRINT SCHEDULES, subject to standard contract interpretation rules. TARIFFS or SPRINT SCHEDULES not withdrawn shall continue to have the same force and effect.

7. RELATIONSHIP OF PARTIES. Neither this Agreement nor the provision of SERVICE may be construed to constitute or create an association, joint venture, partnership or other form of legal entity or business enterprise between Customer and Sprint, its agents, employees and/or affiliates. Customer is the service provider with respect to END USERS. Sprint is merely a supplier to Customer with no relationship to END USERS.

8.       USE OF NAME AND MARKS.

8.1. This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or CIC of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other. Sprint's name is proprietary and nothing herein constitutes a general license authorizing its use. Customer may not: (a) promote or advertise Sprint's name or capabilities to END USERS or prospective END USERS; (b) attempt to sell its service using Sprint's name; or (c) represent to END USERS or prospective END USERS that they would be Sprint customers or that they may obtain Sprint service from Customer.

8.2. Sprint shall provide Customer written notice of a breach of this paragraph. Customer shall use its best efforts to immediately cure such breach, advising Sprint of such corrective action. If, in Sprint's opinion, Customer fails to effect a cure within 30 days of Sprint's notice, then Sprint may, at its option, terminate the Agreement pursuant to Subparagraph 4.2.

8.3. Sprint's provision of Switched Outbound SERVICE may result in END USERS being notified by their LEC that Sprint is their designated PIC. Therefore, to avoid confusion and potential "slamming" complaints, Sprint hereby authorizes Customer to use Sprint's name under the following conditions to provide END USERS from whom Customer has obtained a PIC AUTHORIZATION with a fulfillment piece containing the following Notice (the "Notice"):

         We want to affirm how __ will provide your long distance service. Although ___ will provide your invoice and customer service, we use major national carriers to actually carry your long distance calls.

         After subscribing to our service, you may receive a notice from your local phone company which says that your long distance "Carrier of Choice" is Sprint. ___ has selected Sprint as the long distance network provider it will use to handle your calls. That selection was based on your quality and price requirements. If you have any questions about your order, please call our toll free customer service number, 1-___-_____.

8.4. If Customer subscribes to Switched Outbound, calls placed by END USERS to the Sprint access number will be answered "Sprint operator." This may cause confusion if the END USER does not know its calls are being carried on the Sprint network. Therefore, to avoid such confusion, Sprint hereby authorizes Customer to provide END USERS who use

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Sprint Express with a fulfillment piece containing the following notice (the
"Sprint Express Notice"): "International call origination may be provided by a Sprint operator." Sprint may withdraw consent to use the Sprint Express Notice upon 10 days written notice.

9.       SERVICE. SERVICES provided hereunder are described in EXHIBIT 2.

10.      LEGAL COMPLIANCE: REMEDIES FOR NON-COMPLIANCE.

10.1. Customer represents and warrants that (a) it has obtained appropriate certificates of public convenience and necessity, licenses and all required regulatory approvals and that it is legally authorized to provide service as contemplated under the terms and conditions of this Agreement and (b) it will immediately notify Sprint in the event such certificates of public convenience and necessity, licenses or other required regulatory approvals should be revoked, suspended or, for whatever reason, cease to be effective.

10.2. Customer's failure to comply with paragraph 10.1 above will constitute a material breach of this Agreement and Sprint may reject END USER ANIS submitted by Customer for placement under its account and/or terminate this Agreement immediately. Sprint will resume accepting ANIS only after Customer produces evidence satisfactory to Sprint that it is in compliance with paragraph 10.1.

11.      DUTIES, OBLIGATIONS AND RESPONSIBILITIES.

11.1. Customer will not be relieved of any duty, obligation or responsibility hereunder due to the fact that SERVICE is ultimately provided to END USERS,

11.2. Both Parties represent and warrant that they will comply with all applicable laws and applicable rules and regulations promulgated by federal and state regulatory agencies, including, but not limited to, those concerning interexchange carrier selection. Customer represents and warrants that it will not submit to Sprint an END USER ANI for activation without obtaining and maintaining a proper PIC AUTHORIZATION that complies with all applicable federal and state laws, rules and regulations. Customer shall produce for Sprint's inspection, at Customer's expense, any PIC AUTHORIZATION within 48 hours after Sprint's oral or written request, or within any shorter period required by a LEC or regulatory agency.

11.3. Either Party's material failure to comply with all applicable federal and state laws, rules and regulations shall constitute a material breach of this Agreement and either Party may terminate the Agreement without penalty. Customer's failure to comply with federal and state laws, rules and regulations applicable to selection of an interexchange carrier will constitute a material breach of this Agreement and Sprint may refuse to activate additional ANIs under Customer's account and/or terminate this Agreement immediately. Sprint will resume accepting ANIs only after Customer produces evidence satisfactory to Sprint that it is in compliance with such rules.

11.4. Customer will reimburse Sprint for any charge assessed by a LEC for processing a PIC change due to a Customer initiated dispute.

11.5. Each Party shall defend at the other Party's request, indemnify and hold harmless such Party and each of its officers, directors, employees and agents against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation, all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of, resulting from or based upon any pending or threatened complaint, claim, action, proceeding or suit by any third party (a "Claim") alleging such Party's violation of any law or any rule or regulation of a federal or state regulatory agency, including, but not limited to, those laws, rules and regulations with respect to the unauthorized switch of an END USER'S preferred interexchange carrier ("slamming").

11.6. Customer will be solely responsible for END USER solicitation, service requests, creditworthiness, customer service, billing and collection. Customer remains responsible for compliance with all terms and conditions of this Agreement, including, but not limited to, payment responsibilities, without regard to Customer's ability to charge for Services used by END USERS or to collect payment from END USERS.

11.7. Customer will be financially responsible for usage generated by each END USER ANI activated by Sprint until such ANI is presubscribed to another IXC, Customer may request Sprint to block NETWORK EXTENSION SERVICE to an ANI upon the END USER'S failure to pay Customer, subject to Customer's prior certification to Sprint that it has given the END USER any notice required by any applicable statute, rule or regulation. Customer will reimburse Sprint for expenses incurred to block an ANI.

11.8. Customer will be solely responsible for amounts it cannot collect from END USERS, including all fraudulent charges and for billing adjustments it grants END USERS, including adjustments for fraudulent charges, directory assistance or any other form of credit. Sprint and Customer will cooperate to deter fraud. Sprint will notify Customer in the event Sprint suspects fraud on Customer account. This activity will not create any liability on the part of Sprint resulting from fraud.

11.9. Customer will comply with Sprint's network interface procedures when it orders it own access facilities,

11.10. Sprint will make reasonable efforts to complete installation and disconnect for switched SERVICE ELEMENTS within 15 calendar days. The minimum installation and

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disconnect intervals for dedicated SERVICE ELEMENTS is 35 calendar days.

12. SERVICE ACTIVATION. Sprint will use reasonable efforts to provide switched SERVICE within 15 days, and dedicated SERVICE within 30 days, following Customer's order, or the requested delivery date, whichever is later. These installation objectives will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order or PIC AUTHORIZATION. Customer shall reimburse Sprint for LEC imposed fees resulting from a request to expedite SERVICE.

13.      PRICING; FORWARD PRICING; GENERAL CONDITIONS.

13.1. Pricing. SPRINT WHOLESALE SOLUTION BASE RATES and Promotional Discounts are contained in the Attachments hereto.

13.2. Prices in Lieu of Other Discounts. SPRINT WHOLESALE SOLUTION EASE RATES and PROMOTIONAL DISCOUNTS are extended in lieu of any other TARIFF, SPRINT SCHEDULE or contractual discount, special pricing, or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

13.3. Prices Contingent on Performance. SPRINT WHOLESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer's full performance of all terms of the Agreement. If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 17, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps: (i) refuse to accept additional orders for SERVICE; (ii) refuse to install new SERVICE types or SERVICE locations; (iii) disconnect or block ANIS, circuits, or other SERVICE ELEMENTS for which full payment has not been made; and/or (iv) discontinue PROMOTIONAL DISCOUNTS for Services provided until such time as Customer is in full compliance with Paragraph 17 of this Agreement.

13.4. Per Minute Charges. SPRINT WHOLESALE SOLUTION BASE RATES are invoiced based on PER MINUTE CHARGES utilizing the RATE PERIODS and BILLING INCREMENTS in ATTACHMENT B.

13.5. Non-Bell Switched Origination, Termination and Toll Free Origination Charges. Customer shall pay the charges specified in ATTACHMENT B for each originating minute and each terminating minute of an interstate call that originates and/or terminates in a NON-BELL SERVICE AREA.

13.6. Switched Origination, and Termination Charges. Customer shall pay the charges specified in ATTACHMENT B for each originating minute and each terminating minute of an interstate call.

13.7. Promotional Pricing Levels. Customer will receive DISCOUNT ONE and DISCOUNT TWO discounts applied only to RATE ELEMENTS as provided in ATTACHMENTS C and D.

13.8. Forward Pricing. As a transition to the pricing hereunder, DISCOUNT TWO discounts may be based for a period of time on the greater of Customer's actual DISCOUNT TWO MONTHLY VOLUME OF SERVICE or a specified FORWARD PRICING VOLUME OF SERVICE. The FORWARD PRICING VOLUME OF SERVICE and the period during which it may be applied are specified in ATTACHMENT A.

14.      SURCHARGES.

14.1. Minimum Commitment Surcharge. For any period during which Customer fails to meet the MINIMUM COMMITMENT stated on ATTACHMENT A, Customer shall pay a surcharge for SERVICE provided during such period equal to [*****]% of the difference between the MINIMUM COMMITMENT for such period and Customer's actual NET USAGE during such period. Customer's satisfaction of the MINIMUM COMMITMENT shall not relieve Customer of any creditor security obligations set forth in this Agreement.

14.2. LEC CAN Surcharge. Any month Customer exceeds the MAXIMUM NON-BELL TRAFFIC PERCENTAGE specified in ATTACHMENT B for any Service type, Customer shall pay Sprint the per minute surcharge for such Service specified in ATTACHMENT B for each minute above the MAXIMUM NON-BELL TRAFFIC PERCENTAGE that originates from or terminates to a NON-BELL SERVICE AREA. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at each PRODUCT HIERARCHY LEVEL.

14.3. Minimum Average Time Requirement Surcharge. Any month Customer fails to equal or exceed the MINIMUM AVERAGE TIME REQUIREMENT specified in ATTACHMENT B for SERVICES specified in ATTACHMENT B, then Customer shall pay Sprint a per minute surcharge on such usage equal to (a) the per minute surcharge specified in ATTACHMENT B multiplied by (b) the difference between (i) the number of minutes the SERVICE was used and (ii) the number of calls using the SERVICE multiplied by the MINIMUM AVERAGE TIME REQUIREMENT. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

14.4. Noncomplete Call Surcharge. Any month Customer exceeds the MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE for interstate Dedicated Toll Free, Toll Free Extension, and/or interstate Switched Toll Free traffic as stated on ATTACHMENT B, Customer shall pay Sprint a surcharge equal to the amount stated in ATTACHMENT B for each NONCOMPLETE TOLL FREE CALL in excess of the MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

14.5. Minimum Port Usage Surcharge. Any month Customer fails to equal or exceed the MINIMUM PORT USAGE per ACTIVE DEDICATED OUTBOUND PORT (calculated as Customer's actual NET USAGE for Dedicated Outbound SERVICE

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divided by Customer's total number of ACTIVE DEDICATED OUTBOUND PORTS at each
PRODUCT HIERARCHY LEVEL) as stated on ATTACHMENT A, Customer shall pay Sprint a surcharge on its Dedicated Outbound SERVICE usage equal to the difference between (a) Customer's actual NET USAGE for Dedicated Outbound SERVICE and (b) the MINIMUM PORT USAGE multiplied by the total number of ACTIVE DEDICATED OUTBOUND PORTS.

15.      SERVICE CHARGES.

For each END USER ANI or Toll Free number Customer submits for activation that requires Sprint to disconnect or transfer such ANI or Toll Free number from Sprint's data base before placing it within Customer's CTIS hierarchy, Customer will pay to Sprint a service charge of $0.00. Notwithstanding the foregoing, the service charge described in this paragraph 15 will be waived if such ANIS, or Toll Free numbers do not exceed 15% of the total ANIS or Toll Free numbers submitted by Customer during the immediately preceding ninety (90) days.

16.      SPECIAL RATE ADJUSTMENTS.

16.1. Sprint may adjust the price of SERVICE provided hereunder to reflect changes in international cost of service or currency exchange rates. Price decreases will be effective as stated in notice to Customer or immediately upon notification if no specific effective date is noted. Price increases will be effective upon 5 days' notice to Customer.

17.      PAYMENT FOR SERVICE.

17.1. Payment Obligation. Customer shall pay Sprint for SERVICE pursuant to the terms of this Agreement and applicable TARIFFS and SPRINT SCHEDULES.

17.2. Call Detail. Sprint will provide Customer with a Carrier Transport Call Detail Record file containing Customer's SERVICE usage. Sprint may, at its option and without liability to Customer, modify the format of the Carrier Transport Call Detail Record file upon sixty (60) days written notice to Customer.

17.3. Payment Procedure. Sprint will invoice Customer monthly for SERVICES provided hereunder. Invoices shall be due and payable upon thirty days from invoice date All undisputed charges for SERVICES provided that remain unpaid by Customer for a period of thirty (30) days or more after the date of the invoice will be subject to interest from the date of the invoice at a rate of up to one and one-half percent (1-1/2%) per month, or the maximum rate allowable by applicable law. If Customer fails to pay for services in accordance with the terms set forth in this Section, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps: (i) refuse to accept additional orders for SERVICE; (ii) refuse to install new SERVICE types or SERVICE locations; (iii) disconnect or block ANIS, circuits, or other SERVICE ELEMENTS for which full payment has not been made; and/or (iv) discontinue PROMOTIONAL DISCOUNTS for SERVICES provided until such time as Customer is in full compliance with this Paragraph 17. The price of Service is exclusive of applicable taxes. RESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer providing Sprint with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoiced hereunder.

17.4. Billing Disputes. In the event Customer, in good faith, disputes Sprint's computation of amounts due and owing within all applicable legal periods of limitation, Customer may withhold payment of the disputed amount. Customer must pay all charges which are not in dispute in accordance with the payment terms set forth in this Section. An amount will not be considered "in dispute" until Customer has provided Sprint with written documentation explaining the disputed amount and describing the factual and legal basis of the dispute. Customer must cooperate with Sprint to resolve any dispute expeditiously. All disputed amounts are due and payable immediately upon Sprint's good faith written denial of the dispute determined using its reasonable judgment. Customer has 30 days after receipt of the written denial of dispute to disagree with the denial and submit the dispute to arbitration.

18. PAYMENT SECURITY. Provision of SERVICE is contingent on credit approval by Sprint. Upon request by Sprint, Customer shall provide Sprint with financial statements or other indications of Customer's financial and business circumstances. If Customer's financial or business circumstances or payment history is or, during the TERM, becomes unacceptable to Sprint, then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint. Customer's failure to provide such security within 15 days following Sprint's reasonable request shall constitute a default under Subparagraph 4.2.

19. PROPERTY AND PERSONAL INJURY INDEMNIFICATION. Each Party agrees to indemnify, hold harmless, and defend the other Party, its directors, officers, employees, agents and their successors and assigns from and against any and all claims, demands, causes of action, losses, damages, expenses or liabilities, including costs and reasonable attorney's fees, arising out of claims made by third parties for personal injury (or death) or loss or damage to personal property, arising out of or related to the negligent or willful misconduct, errors or omissions, of the indemnifying Party or its subcontractors, directors, officers, employees, agents or representatives. Claims made by employees of a Party which are covered under applicable workers' compensation laws are not indemnified hereunder.

20. PROPRIETARY RIGHTS INDEMNITY. If Customer is made the subject of any claim or lawsuit by reason of its use of the SERVICES provided hereunder based on the allegation that the SERVICE as provided by Sprint constitutes an infringement of any third party patent, copyright or trade secret, enforceable in countries ratifying the Berne Convention, Customer will promptly notify Sprint thereof in

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writing. Sprint will defend and indemnify Customer against all such claims, demands, and causes of action based on the actual or alleged infringement of any such third party right. The indemnities set forth in this Section will include, without limitation, all penalties, awards and judgments, all court and arbitration costs, attorney's fees and other out-of-pocket costs reasonably incurred in connection with such claims, demands and causes of action. Sprint will have sole discretion to settle or compromise such claim or lawsuit without the written consent of Customer provided that such settlement or compromise does not require Customer to make any payment not indemnified. Sprint will have the sole right to retain and select counsel to represent its interests in defending any such claim or litigation as part of its indemnification obligation hereunder. Sprint will not reimburse Customer for its attorneys' fees and costs in connection with Customer's separate retention of counsel, unless Sprint will have wrongly failed to defend and indemnify Customer.

If any action results in a final injunction against Customer with respect to the SERVICES provided pursuant to this Agreement, Sprint agrees that it will at its option and its sole expense, either (1) procure for Customer the right to continue using the infringing SERVICES or (2) replace or modify the same so that it becomes non-infringing or (3) substitute for the SERVICES non-infringing replacement SERVICES having a capability equivalent to the SERVICES provided herein. If none of the foregoing alternatives is reasonably available to Sprint, then Customer will have the right to terminate the affected portions of this Agreement, Sprint will have no liability under this indemnity provision to the extent the claim is based on a use, a modification, or a combination of Sprint SERVICES with products, goods or services not directly provided by Sprint.

21.      LIMITATION OF LIABILITY.

21.1. SPRINT'S ENTIRE LIABILITY RESULTING FROM ITS FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT IN NO EVENT WILL EXCEED AN AMOUNT EQUAL TO THE NET USAGE CHARGES PAID TO SPRINT BY CUSTOMER DURING THE TWELVE MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT OUT OF WHICH THE LIABILITY AROSE. SPRINT WILL NOT BE LIABLE FOR ANY UNAVOIDABLE DAMAGE TO CUSTOMER'S PREMISES.

21.2. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES FOR ANY CAUSE OF ACTON, WHETHER IN CONTRACT OR TORT. INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOST PROFITS OR REVENUES AND LOSS OF BUSINESS OPPORTUNITY, WHETHER OR NOT SPRINT WAS AWARE OR SHOULD HAVE BEEN AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

21.3. WITH RESPECT TO THE SERVICES, MATERIALS AND EQUIPMENT PROVIDED HEREUNDER, SPRINT HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, NOT EXPLICITLY STATED IN THE AGREEMENT, AND IN PARTICULAR DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Notwithstanding the preceding, all services performed and materials and equipment furnished, under this Agreement shall conform to applicable industry standards and specifications. Sprint shall exercise the degree of thoroughness, competence and care which is customary in the industry and reasonable under the circumstances.

22. ARBITRATION. Any dispute arising out of or relating to the Agreement may, at the option of the Parties, be finally settled by arbitration. If the Parties elect arbitration, such arbitration will be in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The parties shall mutually agree upon the place for arbitration.

23. NOTICES. All notices or other communications required or permitted under this Agreement (excluding invoices) will be in writing and sent by: (a) facsimile with a copy sent by regular or overnight mail; or (b) certified mail; or (c) overnight mail; or (d) electronic mail, addressed to the Parties as follows:

   If to Sprint:  Sprint Communications Company L.P.
                  Attention: Vice President-Wholesale Services
                  2002 Edmund Halley Drive
                  Reston, VA 20191-3436

   With copy to:  Sprint Communications Company L.P.
                  Attn: Law Dept.- Marketing & Sales (Business)
                  KSOPHT0101-Z2525
                  6391 Sprint Parkway
                  Overland Park, KS 66251-2525

23. If to Customer:
         Valor Telecommunications Enterprises, LLC
         201 E. John Carpenter Freeway
         Irving, TX 75062
         Attention:  Lonnie Ferrell
         Email Address: lferrell@valortelecom.com

24. ASSIGNMENT. Neither Party may assign or delegate its responsibilities, duties, rights or obligations under this Agreement to any person, corporation or other entity without the written consent of the other Party except that either party may assign this Agreement, with written notice, to a parent company, controlled affiliate, affiliate under common control, or successor in interest by merger or asset acquisition. Any Customer assignee must meet Sprint credit approval.

                         SPRINT PROPRIETARY INFORMATION

                                        6                               06/16/03

25.      EXCUSABLE DELAY.

25.1. Sprint and Customer agree that neither Party will be responsible for any delay, interruption or other failure to perform hereunder due to acts beyond the control of the responsible Party. Such acts include, but are not limited to, natural disasters such as lightening, earthquakes, hurricanes, floods or other like causes; war, riot, civil commotion; cable cuts; explosion or fire; embargoes, strikes or labor disputes; or decrees of governmental entities.

25.2. The affected Party will give notice to the other Party in the event of any of the foregoing occurrences. Upon such notice, Sprint may cancel or delay performance for as long as such performance is delayed by such occurrence or occurrences, and in such event will have no liability to Customer. Should such occurrence continue for more than 60 days and adversely and materially impact the other party, such other party may terminate this Agreement without liability upon payment for all SERVICES delivered prior to the date of such termination, plus all other charges and costs then incurred.

26. HEADINGS. The headings set forth in this Agreement are for purposes of reference only and do not in any way limit or otherwise affect the meaning or interpretation of any of the terms of this Agreement.

27. CHOICE OF LAW. This Agreement and all claims relating to the relationship between Sprint and Customer, including all claims in tort, contract, at law or in equity will be governed by, construed, enforced and interpreted in accordance with the laws of the state of Kansas without regard to the choice of law principles thereof.

28. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.

29. MODIFICATION OF AGREEMENT. This Agreement may be modified only by written amendment, executed by officers of Customer and Sprint. Any oral agreement contrary to the terms of any SERVICE Agreement will not be admissible in any dispute, whether in a court of law or in arbitration.

30. WAIVER OF TERMS. If either Party fails, at anytime, to enforce any right or remedy available to it under this Agreement, that failure will not be construed to be a waiver of the right or remedy with respect to any other breach or failure by the other Party.

31. PARTIAL INVALIDITY. In the event any of the provisions of this Agreement are held to be invalid, illegal, or unenforceable, the unaffected provisions of this Agreement will be unimpaired and remain in full force and effect. Sprint and Customer will negotiate to substitute for such invalid, illegal or unenforceable provision a mutually acceptable provision consistent with the original intention of the Parties

32. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

33. ENTIRE AGREEMENT. This Agreement, including EXHIBITS, ATTACHMENTS, and the documents and instruments referred to herein, constitutes the entire understanding between the Parties relating to its subject matter and supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to the subject matter hereof. Customer is not relying upon any representations or promises made by or on behalf of Sprint in entering into this Agreement.

34. EXPIRATION OF OFFER. Sprint's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the PROPOSAL DATE stated on ATTACHMENT A.

EXECUTED and made effective when signed below by both parties.

VALOR TELECOMMUNICATIONS ENTERPRISES, LLC     SPRINT COMMUNICATIONS COMPANY L.P.

By: /s/ John A. Butler                        By: /s/ Art MacDowell
    ------------------------------------          ------------------------------
                                                  Art MacDowell
Title: CFO/EVP                                    Vice President, Wholesale
                                                  Services Group

Date: 7/2/03                                      Date: 8/11/03

                         SPRINT PROPRIETARY INFORMATION

                                        7                               06/16/03

                                    EXHIBIT 1

                                   DEFINITIONS

Capitalized terms appearing in bold print in the Agreement, its EXHIBITS and ATTACHMENTS are defined as follows:

"ACTIVE DEDICATED OUTBOUND PORT" means a Customer access port (DS-0 equivalent) connected to Sprint and activated as Dedicated Outbound Service.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"ASSOCIATED LOCATION" means a physical premise to or from which Sprint provides SERVICE which is: (a) owned or leased by Customer; (b) occupied by a business in which Customer has an equity interest of at least a 25%; or (c) occupied by a franchisee of Customer.

"ATTACHMENT" means a supplement attached to, and a part of, the Agreement.

"BILLING INCREMENT" means a Tariffed or SPRINT SCHEDULED billing increment, unless otherwise stated in ATTACHMENT B.

"CALLING CARD" means a card issued to an END USER in Customer's name containing an authorization code that the END USER may use to originate calls over Sprint's network as provided in EXHIBIT 2.

"CIC" means an IXC carrier identification code.

"CTIS" means Sprint's Carrier Transport Invoicing System.

"DAY RATE PERIOD" means the Tariff or SPRINT SCHEDULE day rate period unless otherwise specified herein.

"DISCOUNT ONE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT ONE MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at SPRINT WHOLESALE SOLUTION BASE RATES.

"DISCOUNT ONE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at each PRODUCT HIERARCHY LEVEL, for a specific RATE ELEMENT priced at SPRINT WHOLESALE SOLUTION BASE RATES.

"DISCOUNT RATE PERIOD" means the SPRINT SCHEDULE international discount rate period unless otherwise specified herein.

"DISCOUNT THREE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT THREE MONTHLY VOLUME OF SERVICE and (2) is applied at the PRODUCT HIERARCHY LEVEL or the SERVICE HIERARCHY LEVEL to interstate or international usage to the LATAs or countries specified in ATTACHMENT C.

"DISCOUNT THREE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the PRODUCT HIERARCHY LEVEL or SERVICE HIERARCHY LEVEL, of interstate or international minutes to the specific LATAs or countries identified in ATTACHMENT C and priced based on the usage levels and RATE PERIODS specified in ATTACHMENT C.

"DISCOUNT TWO" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT TWO MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at SPRINT WHOLESALE SOLUTION BASE RATES less DISCOUNT ONE discounts.

"DISCOUNT TWO MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the MASTER HIERARCHY LEVEL, of all RESALE SOLUTION SERVICES, including directory assistance SERVICES, priced at SPRINT WHOLESALE SOLUTION BASE RATES after the application of DISCOUNT ONE discounts, but prior to the application of DISCOUNT TWO discounts. DISCOUNT TWO MONTHLY VOLUME OF SERVICE does not include SPRINT WHOLESALE SOLUTION SERVICE charges that are not based on usage, Clearline Service charges, Private Line charges, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest.

"EARLY TERMINATION CHARGE" means the charge imposed for terminating the Agreement prior to expiration of the TERM as provided in Paragraph 5 thereof.

"ECONOMY RATE PERIOD" means the SPRINT SCHEDULE international economy rate period.

"END USER" means a customer of Customer to whom Sprint extends NETWORK EXTENSION SERVICE at a NON-ASSOCIATED LOCATION.

                         SPRINT PROPRIETARY INFORMATION

                                        8                               06/16/03

"EVENING RATE PERIOD" means the TARIFF or SPRINT SCHEDULE evening rate period unless otherwise specified herein.

"EXCUSABLE DELAY" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"EXHIBIT" means a supplement attached to, and a part of, the Agreement.

"FORWARD PRICING VOLUME OF SERVICE" means the volume of service specified in ATTACHMENT A upon which DISCOUNT TWO discounts may be based as provided in Subparagraph 13.8 of the Agreement.

"INTERSTATE ADJUSTMENT" means the adjustment under Subparagraph 6.2 to the invoice for interstate usage that is based on the level of intrastate usage.

"INTERSTATE ADJUSTMENT RATE" means the rate identified in ATTACHMENT D that is used to determine the INTERSTATE ADJUSTMENT as provided in Subparagraph 6.2.

"IXC" means interexchange carrier.

"LEC" means local exchange carrier.

"MASTER HIERARCHY LEVEL" means billing hierarchy level 1.

"MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE" means, for each month, for each SERVICE type, the ratio, expressed as a percentage, of (i) the aggregate number of NONCOMPLETE TOLL FREE CALLS during such period divided by (ii) the aggregate number of Toll Free calls during such period. This percentage shall be calculated at each PRODUCT HIERARCHY LEVEL.

"MAXIMUM NON-BELL TRAFFIC PERCENTAGE" means, for each month, the ratio, expressed as a percentage, of (i) the number of minutes during such period that originate from, or terminate in, a NON-BELL SERVICE AREA, divided by (ii) the total number of minutes during such period. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at the PRODUCT HIERARCHY LEVEL.

"MINIMUM AVERAGE TIME REQUIREMENT" means the minimum average call duration, expressed in minutes, for SERVICES as specified in ATTACHMENT B. MINIMUM AVERAGE TIME REQUIREMENT calculations will be made at each PRODUCT HIERARCHY LEVEL.

"MINIMUM COMMITMENT" means the minimum monthly usage commitment stated on ATTACHMENT A. The calculation to determine whether Customer has met the MINIMUM COMMITMENT shall be based on Customer's invoiced NET USAGE.

"MINIMUM PORT USAGE" means the minimum NET USAGE for Dedicated Outbound Service stated on ATTACHMENT A that Customer shall generate per ACTIVE DEDICATED OUTBOUND PORT.

"NETWORK EXTENSION SERVICE" means SERVICE that Sprint extends to the NON-ASSOCIATED LOCATION of an END USER.

"NET USAGE" means the monthly amount invoiced for use of a SERVICE net of DISCOUNT ONE, DISCOUNT TWO and DISCOUNT THREE discounts. NET USAGE includes the following as they apply to particular SERVICES: monthly per-minute usage charges invoiced under the Agreement; route advance charges; real time ANI charges; switched origination and termination charges; directory assistance charges; MINIMUM AVERAGE TIME REQUIREMENT Surcharges; Noncomplete Call Surcharges; FONCard surcharges; and LEC Cap Surcharges.

"NIGHT/WEEKEND RATE PERIOD" means the TARIFF or SPRINT SCHEDULE night/weekend rate period unless otherwise specified herein.

"NONCOMPLETE TOLL FREE CALL" means an attempted Switched Toll Free, Dedicated Toll Free, or Toll Free Extension call that is not completed to the called number for any reason.

"NON-ASSOCIATED LOCATION" means any physical premise to or from which Sprint provides SERVICE that is not an ASSOCIATED LOCATION.

"NON-BELL SERVICE AREA" means the geographic service area of any "independent" LEC which is not a Bell Operating Company.

"OFF PEAK RATE PERIOD" means (a) the EVENING RATE PERIOD and the NIGHT/WEEKEND RATE PERIOD for interstate traffic and (b) the DISCOUNT RATE PERIOD and ECONOMY RATE PERIOD for international traffic.

"PEAK RATE PERIOD" means (a) the DAY RATE PERIOD for interstate traffic and (b) the STANDARD RATE PERIOD for international traffic.

                         SPRINT PROPRIETARY INFORMATION

                                        9                               06/16/03

"PER MINUTE CHARGE" means the per minute charge for SERVICE as set forth in EXHIBIT C based on RATE PERIODS and BILLING INCREMENTS stated in ATTACHMENT B.

"PIC" means primary interexchange carrier

"PIC AUTHORIZATION" means an END USER'S selection of a PIC that meets the requirements of federal and state law.

"PRIMARY CARRIER" means the IXC designated by Customer as its first routing choice and primary overflow carrier.

"PRIMARY CARRIER SERVICE" means the SERVICE specified in ATTACHMENT A for which Sprint shall be Customer's PRIMARY CARRIER.

"PRODUCT HIERARCHY LEVEL" means the fifth level in the Customer billing hierarchy, and is directly above the SERVICE HIERARCHY LEVEL which ties like SERVICES together for purposes of reporting. Each PRODUCT HIERARCHY LEVEL is considered independently for calculation and application of DISCOUNT ONE, LEC Cap Surcharges, MINIMUM AVERAGE TIME REQUIREMENT Surcharges, NONCOMPLETE TOLL FREE CALL Surcharges and MINIMUM PORT USAGE Surcharges.

"PROMOTIONAL DISCOUNTS" is a collective reference to DISCOUNT ONE, DISCOUNT TWO, DISCOUNT THREE and INTERSTATE ADJUSTMENTS.

"PROPOSAL DATE" means the date indicated on ATTACHMENT A that the Agreement is offered by Sprint to Customer.

"PROPRIETARY INFORMATION" means (a) written information of a Party which is clearly and conspicuously marked as proprietary or confidential or which is accompanied by written notice that such information is confidential, or (b) a verbal communication which is subsequently confirmed in writing to the other Party as confidential or proprietary information which (i) is maintained in confidence and secrecy by the disclosing Party, (ii) is valuable to the disclosing Party because of such confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain such confidentiality and secrecy. PROPRIETARY INFORMATION shall not include information which (1) is at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party, (2) is within legitimate possession of the receiving Party without obligation of confidentiality, (3) is lawfully received from a third party having rights therein without restriction of the right to disseminate the information, (4) is independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of such PROPRIETARY INFORMATION,
(5) is disclosed with prior written approval of the other Party, (6) is transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further PROPRIETARY INFORMATION, or (7) is obligated to be produced under order of a court of competent jurisdiction.

"RATE ELEMENT" means a jurisdictional element of the rate for a particular SERVICE. For example, Dedicated Outbound rates consist of separate RATE ELEMENTS for interstate, intrastate, Canada, Mexico domestic, Mexico international, other international, and directory assistance usage.

"RATE PERIODS" is a collective reference to the DAY RATE PERIOD, DISCOUNT RATE PERIOD, ECONOMY RATE PERIOD, EVENING RATE PERIOD, NIGHT/WEEKEND RATE PERIOD, OFF PEAK RATE PERIOD, PEAK RATE PERIOD, and STANDARD RATE PERIOD.

"SERVICE" means the service identified in the EXHIBITS and ATTACHMENTS that Sprint shall provide and Customer shall purchase hereunder.

"SERVICE ELEMENT" means any line, circuit or other unit of a SERVICE. In the case of switched or virtual SERVICES, `SERVICE ELEMENT" means switched or virtual SERVICES provided at a Customer location.

"SERVICE HIERARCHY LEVEL" means the sixth and lowest level in the Customer's billing hierarchy.

"SPRINT SCHEDULE(S)" means the applicable schedule posted by Sprint on Sprint's web site at www.sprint.com/ratesandconditions, under "Rates for Business."

"SPRINT WHOLESALE FONCARD SERVICE" means a SERVICE consisting of a Sprint authorization code incorporated into Customer's CALLING CARD which, together with Customer's service enhancements, is provided to END USERS for use in originating calls over Sprint's network as provided in EXHIBIT 2.

"SPRINT WHOLESALE SOLUTION BASE RATES" means the prices provided herein for SPRINT WHOLESALE SOLUTION SERVICE.

                         SPRINT PROPRIETARY INFORMATION

                                       10                               06/16/03

"SPRINT WHOLESALE SOLUTION SERVICE" means switched SERVICE purchased under the Agreement and invoiced under CTIS.

"STANDARD RATE PERIOD" means the SPRINT SCHEDULE standard rate period for international SERVICE unless otherwise specified herein.

"TARIFF(S)" means any applicable tariff filed by Sprint with a state regulatory commission for intrastate SERVICE. Should Sprint no longer file TARIFFS in order to provide SERVICE, then TARIFF shall mean the standard rate tables and terms and conditions that replace such TARIFFS.

"TERM" means the term of the Agreement as provided in Paragraph 3 thereof.

                                    EXHIBIT 2

                                    SERVICES

The following SERVICES are provided pursuant to the Agreement:

1.       OUTBOUND SERVICE.

1.1. SPRINT WHOLESALE DEDICATED OUTBOUND AND SPRINT WHOLESALE OUTBOUND EXTENSION. Dedicated Outbound and Outbound Extension as further defined below are provided hereunder for switched outbound traffic with interstate or international termination that originates over dedicated special access (DS-1 or DS-3) circuits.

1.2. SPRINT WHOLESALE DEDICATED OUTBOUND (also referred to herein as Dedicated Outbound). Dedicated Outbound is SERVICE subscribed to, and paid for, by Customer that originates from an ASSOCIATED LOCATION. Dedicated Outbound may be obtained only by a carrier with its own CIC.

1.3. SPRINT WHOLESALE OUTBOUND EXTENSION (also referred to herein as Outbound Extension). Outbound Extension is SERVICE subscribed to, and paid for, by Customer but connected directly to a NON-ASSOCIATED LOCATION.

1.4. SPRINT WHOLESALE SWITCHED OUTBOUND (also referred to herein as Switched Outbound). Switched Outbound is provided hereunder for switched access outbound traffic utilizing Feature Group D protocol having interstate or international termination.

2.       TOLL FREE SERVICE.

2.1. SPRINT WHOLESALE DEDICATED TOLL FREE and SPRINT WHOLESALE TOLL FREE EXTENSION. Dedicated Toll Free and Toll Free Extension as further defined below are provided hereunder for Customer switched inbound traffic with interstate or international origination that terminates over dedicated special access (DS-1 or DS-3) circuits.

2.2. SPRINT WHOLESALE DEDICATED TOLL FREE (also referred to herein us Dedicated Toll Free). Dedicated Toll Free is Toll Free SERVICE subscribed to, and paid for, by Customer that terminates to an ASSOCIATED LOCATION. Dedicated Toll Free may be obtained only by a carrier with its own CIC.

2.3. SPRINT WHOLESALE TOLL FREE EXTENSION (also referred to herein as Toll Free Extension). Toll Free Extension is Toll Free SERVICE subscribed to, and paid for, by Customer but connected directly to a NON-ASSOCIATED LOCATION.

2.4. SPRINT WHOLESALE SWITCHED TOLL FREE (also referred to herein as Switched Toll Free). Switched Toll Free is provided hereunder for switched inbound traffic, terminating on Feature Group D protocol, having interstate or international origination.

2.5. INTERNATIONAL TOLL FREE ORIGINATION. International Toll Free SERVICE ("ITFS") shall be provided subject to availability. Because of a limited quantity of Toll Free numbers in some countries, Sprint may, as it deems appropriate, after 30 days notice, disconnect any ITFS number which does not generate at least 60 minutes of usage during any period of three consecutive months. ITFS traffic must be terminated directly in the continental U.S. If reorigination occurs, ITFS traffic is subject to foreign PTT interruption and is beyond Sprint's control. ITFS SERVICE shall be provided pursuant to SPRINT SCHEDULE, including rates, discounts and Toll Free number charges, unless otherwise provided herein,

3.       DIRECTORY ASSISTANCE.

3.1. INTERSTATE. Interstate directory assistance provided hereunder must have a domestic origination over Customer's circuits. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in LEC directory assistance charges.

3.2. INTERNATIONAL. International directory assistance is provided pursuant to SPRINT SCHEDULE. International directory assistance must have a domestic origination over Customer's circuits and request numbers must be located in the countries listed in SPRINT SCHEDULE NO. 1, Section 2.1. International directory assistance may be

                         SPRINT PROPRIETARY INFORMATION

                                       11                               06/16/03
obtained by calling a Sprint operator who will request the number from the appropriate country's international operator. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges of other countries.

3.3. TOLL FREE DIRECTORY LISTINGS. Customer's Toll Free numbers shall not be eligible for any toll free directory listing at Sprint's expense.

4.       SPRINT WHOLESALE FONCARD SERVICE.

4.1. SPRINT WHOLESALE FONCARD SERVICE (also referred to herein as FONCard) consists of an authorization code issued by Sprint which Customer will incorporate into a CALLING CARD. The CALLING CARD, together with Customer provided service enhancements, will be provided in Customer's name to END USERS who may use the card to originate calls over Sprint's network in the contiguous U.S. and selected countries. Sprint will transport Customer's CALLING CARD traffic with the same quality as Sprint FONCard traffic.

4.2.     Availability. SPRINT WHOLESALE FONCARD SERVICE is provided subject to
(a) availability and compatibility of facilities, (b) Customer fulfillment, and
(c) Toll Free access origination, which Customer agrees may be withheld by Sprint in certain LATAs because of facility constraints.

4.3. Activation. Sprint will provide Customer with activated authorization codes to be imprinted on Customer's CALLING CARDS. The codes will be provided within 30 days following Customer's request and notice to Sprint of Customer's fulfillment vendor.

4.4. Toll Free Access. Customer may elect CALLING CARD access to a Sprint operator using either a "Generic" or "Branded" Toll Free access number. The operator response to a Generic Toll Free call will be similar to: "Long Distance, may I help you?" Calls to a Branded access number will be answered by an operator assigned exclusively to Customer. Operator response to Branded access calls will be similar to: "(Customer) Long Distance Operator."

Customer shall pay a non-recurring charge for establishing account access as provided in ATTACHMENT B.

4.5. Service Representative. Sprint will designate a representative to provide Customer service. This representative will not be available for direct contact by END USERS.

4.6. Non-Emergency Deactivation. Sprint will advise Customer of the process for requesting non-emergency deactivation of an authorization code. Sprint may periodically deactivate unused authorization codes to minimize potential fraud. Sprint will notify Customer of any such deactivation. Emergency deactivation is provided for in Subparagraph 4.9 of this ATTACHMENT.

4.7. Remedy for Service Failure. Notwithstanding anything to the contrary in Subparagraph 4.1(e) of the Agreement, Customer's sole and exclusive remedy for failure of a particular SPRINT WHOLESALE FONCARD SERVICE shall be discontinuation of the affected SERVICE subject to Paragraph 25 of the Agreement.

4.8. Customer Obligations. Customer shall, at Customer's expense: (a) design, manufacture and distribute its CALLING CARDS; (b) solicit END USERS in its own name in compliance with Paragraph 8 of the Agreement; (c) address END USER service requests; (d) determine END USER creditworthiness; (e) define its relationship with END USERS relative to its CALLING CARD service by tariff or contract; (f) provide CALLING CARD fulfillment using a bonded fulfillment vendor; (g) supply its fulfillment vendor with necessary END USER information;
(h) maintain its own END USER data base; (i) provide END USER customer service, billing and collection; (j) maintain its own END USER customer service number, which shall be printed on each CALLING CARD; (k) establish internal CALLING CARD management procedures; (l) monitor for fraud and code abuse; and (m) cooperate and interface with Sprint to prevent fraud or code abuse as provided herein.

Customer shall provide Sprint with all order authorizations, service applications and information that Sprint requires to establish and maintain SPRINT WHOLESALE FONCARD SERVICE and proper invoicing.

Customer shall be liable for (a) all usage charged to an activated authorization code after the code is provided to Customer or its agent, (b) non payment by END USERS, and (c) billing adjustments granted to END USERS as provided in Subparagraph 11.6 of the Agreement.

Customer shall indemnify and hold Sprint harmless from any claim or damages resulting from Sprint's deactivation of an authorization code at Customer's request.

4.9. Code Abuse: Fraud: Emergency Deactivation. Sprint and Customer will cooperate to deter CALLING CARD fraud and code abuse. Sprint will monitor usage of Customer CALLING CARDS to detect fraud or code abuse in the same manner that it monitors FONCard usage of its own customers. This activity will not create any liability on the part of Sprint resulting from code abuse or fraud. Customer shall be liable for all usage charged to an activated authorization code that results from fraud or code abuse. Sprint will notify Customer of (a) the process Customer may use to obtain emergency deactivation of a lost or stolen CALLING CARD and (b) the process Sprint will use to notify Customer of suspected fraud or code abuse.

Customer shall maintain a 7 day per week, 24 hour per day, contact that Sprint will immediately notify if fraud or code abuse is suspected. Customer shall advise Sprint within 30 minutes after receiving such notice whether it wants the authorization code deactivated, If Sprint is unable to reach Customer's contact, or if Customer fails to respond to Sprint's notice within 30 minutes, Sprint may, in its discretion,

                         SPRINT PROPRIETARY INFORMATION

                                       12                               06/16/03
deactivate the authorization code and advise Customer of its actions. Sprint shall incur no liability for such deactivation.

Sprint shall be liable for calls charged to an authorization code after a period of 4 hours following an appropriate emergency deactivation request.

Requests for credit pursuant to this subparagraph shall be supported by appropriate documentation. Sprint will investigate and, in its discretion, either approve or reject such requests. Notwithstanding anything in Paragraph 18 of the Agreement, the amount of any credit request under this subparagraph shall not be deducted as a disputed charge prior to payment of an invoice.

5.0. ANI Screening Suppression. In the event Sprint provides ANI Screening Suppression (ANI-S-S) to any of the Parties executing this Agreement below, such
Party: (i) agrees that all fraud monitoring is disabled, therefore, Party accepts full responsibility for any and all fraud liability; (ii) will not utilize the same trunk for both reseller equal access traffic and resale cellular traffic, (iii) will block access to any and all Sprint 800 access numbers as well as 10333 access, if technically capable, and (iv) agrees that the following restrictions apply to ANI Screening Suppression:

- Is only supported on dedicated FGD originations for Sprint Wholesale Dedicated Outbound and Sprint Wholesale Dedicated Extension services

- Renders reseller ineligible for products and services that require Feature Look-Ups to the SCP

-        Disallows fraud blocks - applies to entire switch/trunk group

-        Supports only domestic ANI delivery

- Does not support ANI based features such as Class Of Service, Account Code, Bong Off, and ANI routing, to include OPART

6.       ADDITIONAL SERVICES

6.1.     WHOLESALE CIC SERVICE

Product Description: Wholesale CIC Service ("CIC Service") purchased under this Agreement provides unique call authorization and call routing (when combined with other Sprint services) based upon Customer's Carrier Identification Code ("CIC"). Customer must ensure its CIC is pointed to the Sprint network in locations where CIC information is provided by the Local Exchange Carrier ("LEC") and Customer plans to use Sprint's CIC services.

Access Options: Sprint Wholesale CIC Service is provided via 1+ switched origination traffic and is subject to the limitations described below.

Dial Plans: Sprint Wholesale CIC Service supports the North American Dialing Plans for 1+ domestic switched origination when Sprint receives the Carrier Identification Parameter ("CIP")/Carrier Selection Parameter ("CSP") information supplied by the LEC. If Sprint does not receive this information from the LEC, Sprint cannot provide unique call authorization and call routing based upon Customer's CIC.

Qualifications: Customer must participate in Sprint's CIC Activation process, which supports CIC activation at the Local Access Transport Area ("LATA") level for 1+ service in the 48 contiguous states of the United States and Hawaii when Sprint has Feature Group D ("FG-D") circuits deployed and where the LEC will support the deployment.

Conditions: To remain eligible to purchase Sprint Wholesale CIC Service, Customer must, during each billing month of the Term, satisfy the following
Conditions:

Customer must have its own CIC.

Customer is responsible for all traffic Sprint receives associated with Customer's CIC.

Customer is responsible for all fraud associated with Customer's CIC.

Customer must set up billing and collections agreements with the LECs if Customer elects to use billing and collection services to invoice its End Users on their local bills.

If an End User's ANI is PIC'd to Customer, Customer must use Sprint's standard ANI addition processes.

Compliance With Conditions: Customer will produce, within 30 days of Sprint's request, evidence reasonably acceptable to Sprint that Customer is complying with these Conditions. If Customer fails to comply with any Condition, Sprint may, at its option and in addition to other remedies available in law or in equity, discontinue Promotional Discounts for Wholesale CIC Service until Customer fully complies with all Conditions.

Restrictions: Sprint's provision of Wholesale CIC Service is subject to the following restrictions:

Provision of the Wholesale CIC Service, including CIC activation, is subject to Sprint's Special Customer Arrangement ("SCA") process and is subject to switch capacity and availability and network constraints as determined by Sprint.

Sprint will provide Wholesale CIC Service only when the appropriate CIC information is received from the originating Local Exchange Carrier's end offices.

If an End User of Customer employs a dialing pattern that involves Customer's
CIC:

And if Sprint receives the call, Sprint will complete the call and if Customer's CIC is in the LEC call record and Sprint recognizes the CIC as belonging to Customer, Sprint will

                         SPRINT PROPRIETARY INFORMATION

                                       13                               06/16/03
authorize that the call be billed on Customer's account. Otherwise the call authorization will be suspended and the call treated under Sprint's normal call processing procedures.

Customer must identify which end offices provide CIP and/or CSP and international call information in the SS7 initial address message.

A failure to receive CIP will result in call authorization being suspended and the call will be treated under Sprint's normal call processing procedures. A failure to receive CSP will prevent Sprint from the ability to block calls using dial-around functionality.

Only one CIC account will be associated with each Customer CIC.

Private Branded Services: Private Branded Services are available and governed by Sprint's standard Wholesale Operator Services contract. Provision of Wholesale CIC Service, when offered in conjunction with Private Branded Operator Services, is subject to Sprint's SCA process and is subject to switch capacity and availability and network constraints as determined by Sprint. All Operator Services will terminate to the Sprint Operator Services platform.

Customized Network Routing Services: Customized Network Routing Services ("CNR") are available pursuant to Sprint's standard CNR Wholesale contract. Provision of Wholesale CIC Service, when offered in conjunction with CNR, is subject to Sprint's SCA process and is subject to switch capacity and availability and network constraints as determined by Sprint.

Billing: Sprint will invoice Customer monthly for Wholesale CIC Service monthly recurring charges and non-recurring charges, including CIC activation charges, as applicable. Invoices will be part of Customer's Resale Solutions invoices and shall be payable subject to the payment terms of the Agreement. If Wholesale CIC Service is offered in conjunction with CNR, invoices will be separate from Customer's Resale Solutions invoices but shall be payable subject to the payment terms of the Agreement. Amounts invoiced to Customer for Wholesale CIC Service usage and related charges is not considered "Net Usage" under the Agreement and such amounts invoiced are not contributory to either Customer's "Minimum Commitment" or Customer's Monthly Volume of Service.

Rating: Customer's invoice may reflect unbundled rate elements for originating access, terminating access, and for transport. The total price of such unbundled rate elements will be pursuant to pricing Attachments set forth in this Agreement.

                         SPRINT PROPRIETARY INFORMATION

                                       14                               06/16/03

                                Attachment A - 1

A.3.     TERM OF AGREEMENT: 30 months.

A.6.4 In the event that a Service is discontinued and such discontinuation materially and adversely affects Customer's ability to do business as anticipated in this Agreement, Sprint will notify Customer 60 days prior to discontinuation or as early as Sprint is aware of such discontinuation, whichever comes last, by sending a written notice to Customer.

A.11.2 Customer will not be required to provide PIC Authorization to Sprint if Customer has its own CIC deployed on Sprint's network, and Customer's ANIs will he submitted as a "no-PIC" to Sprint.

A.11.7 Customer will not required to provide certification to Sprint that it has given notice to the End User if Customer will be blocking its ANIs via Desktop Manager. Customer will not be charged by Sprint for blocking ANIs if Customer will be blocking its ANIs via Desktop Manager.

A.13.8.  FORWARD PRICING- FORWARD PRICING VOLUME OF SERVICE

                  THE FORWARD PRICING VOLUME OF SERVICE applicable to DISCOUNT TWO discounts shall be $[*****] beginning the effective date of the Agreement and ending the last day of month four (4) of the TERM.

A.14.1.  MINIMUM COMMITMENT:

                      Carrier Transport Monthly Net
Months                      Usage Commitment
------               ------------------------------
 1-4                            $[*****]
 5-30                           $[*****]

BLOWOUT CLAUSE/EARLY FULFILLMENT OF COMMITMENT

If at any time during the contract term Customer's total cumulative net usage exceeds $[*****] then Customer will be relieved of any subsequent minimum commitments on a monthly basis,

LIMITATIONS

Pricing contained in the Agreement is contingent on switched traffic originating from the following OCNs: 1164 (NM), 1193 (NM), 1165 (OK). If it is determined that more than [*****]% of Customer's Switched Outbound traffic originates from any OCNs other than listed above, Sprint reserves the right to review and, if necessary, change the Customer's pricing upon a 30 day notice to Customer.

If Sprint adjusts pricing under this provision as a result of Customer's acquisition of a new local exchange territory in which Customer proposes an increase in switched access costs, and if Customer gives Sprint reasonable notice of the proposed increase, Sprint's adjustments to pricing under this provision will become effective upon the later of the date 30 days after notice to Customer of Sprint's adjustment or the date upon which the applicable regulatory agency permits Customer's proposed increase in switched access costs to become effective.

If Sprint adjusts pricing under this provision, and the new rates will adversely and materially impact Customer's ability to conduct business, Customer may terminate this Agreement upon a 30 day notice to Sprint without early termination liability upon payment for all Services delivered prior to the date of such termination. Customer must repay to Sprint the following credits stated on Attachment A (T1 Install Waiver, PIC Fee Reimbursement).

A.14.5. MINIMUM PORT USAGE: $[*****] Minimum Net Dedicated Outbound Usage Per Port.

[LOGO] SPRINT

                            PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                         5/22/03

                                Attachment A - 2

PLC FEE REIMBURSEMENT

Customer shall receive a reimbursement for PIC fee charges in the amount of $[*****] per ANI submitted by Customer for activation on the 333 carrier identification code by Sprint beginning the effective date of this Agreement through month three (3) of this Agreement. Customer must have at least the same number of ANIs active in month twelve (12) of this Agreement as in month three
(3) of this Agreement. If fewer ANIs are active in month twelve (12) than in month three (3), Customer will be charged $[*****] per ANI for the difference between ANIs active in month twelve (12) and ANIs active in month three (3).

T-1 INSTALL WAIVER

Sprint will waive applicable T1 access lines installation charges (local loop, COC, and ACF) for T1 access lines provided such T1s have at least 2 year order terms. Customer's applicable T1 access lines installation charges will be credited when installed, however, if an eligible T1 is taken out of service for any reason within 24 months of installation, Customer will be debited back a prorated portion of the amount that was originally credited.

PROMOTIONAL ACF/COC/EFC CHARGES

         All ACF Charges will be per applicable tariff.
         Monthly recurring COC charges will be $[*****] per port.
         Monthly recurring EFC charges will be $[*****] per port when Customer utilizes Sprint's entrance facilities.

PRIMARY CARRIER REQUIREMENT     N/A

TOLL FREE NUMBER PORTABILITY

Customer may obtain a unique wholesale FONCARD Toll Free access number from Sprint subject to Sprint's internal terms and conditions. Customer may retain use of its existing unique Toll Free number when changing Toll Free Service Provider subject to Industry Guidelines for Toll Free Number Administration and applicable laws and regulations.

CIC DEPLOYMENT CHARGES CREDIT

1.       CIC NRC CREDIT

In month six (6) after the effective date of the Agreement, Customer will receive a CIC deployment charges credit up to the amount of the applicable CIC deployment charges per SCA#134395 or $[*****], whichever is lower.

To be eligible for the credit, Customer must remain in compliance with all terms and condition stated in the Agreement throughout the Term of the Agreement. Customer will pay the credit back to Sprint in full, immediately upon Sprint's request, if Customer terminates the Agreement before the expiration date or breaches the Agreement.

2.       CIC MRC WAIVER.

Sprint will waive a $[*****] monthly recurring CIC maintenance charge stated on Attachment S.

A. EXHIBIT 2.6.1 When Sprint is requested to complete CIC activation for customer, Sprint issues the ASRs for CIC activation. Request for testing will automatically be included in ASRs for 1+ (and for Toll Free if requested by the customer) in advance as part of SCA (Special Customer Arrangement) submission.

A.34 PROPOSAL DATE: May 22, 2003

[LOGO] SPRINT

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                         5/22/03

                                Attachment B - 1

B.13.4. BILLING INCREMENTS/USAGE PERIODS FOR PER MINUTE CHARGES.

SERVICE will be invoiced based on PER MINUTE CHARGES utilizing TARIFFED RATE PERIODS and TARIFFED BILLING INCREMENTS, unless specifically set forth below:

                                                                    Initial Billing Increment         Additional Billing
               Service Type/Rate Element                                      (sec)                    Increment (sec)
Interstate and Intrastate Dedicated Outbound Extension                       $[*****]                      $[*****]
       Canada Term. Dedicated Outbound Extension                             $[*****]                      $[*****]
    Mexico US Element Dedicated Outbound Extension                           $[*****]                      $[*****]
  Mexico Int'l. Element Dedicated Outbound Extension                         $[*****]                      $[*****]
         Other Int'l Dedicated Outbound Extension                            $[*****]                      $[*****]

      Interstate and Intrastate Switched Outbound                            $[*****]                      $[*****]
            Canada Term. Switched Outbound                                   $[*****]                      $[*****]
          Mexico US Element Switched Outbound                                $[*****]                      $[*****]
        Mexico Int'l. Element Switched Outbound                              $[*****]                      $[*****]
             Other Int'l Switched Outbound                                   $[*****]                      $[*****]

  Interstate and Intrastate Dedicated Toll Free Ext.                         $[*****]                      $[*****]
         Canada Orig. Dedicated Toll Free Ext.                               $[*****]                      $[*****]
            Mexico Dedicated Toll Free Ext.                                  $[*****]                      $[*****]
         Other Int'l. Dedicated Toll Free Ext.                               $[*****]                      $[*****]
          Caribbean Dedicated Toll Free Ext.                                 $[*****]                      $[*****]

     Interstate and Intrastate Switched Toll Free                            $[*****]                      $[*****]
            Canada Orig. Switched Toll Free                                  $[*****]                      $[*****]
               Mexico Switched Toll Free                                     $[*****]                      $[*****]
            Other Int'l. Switched Toll Free                                  $[*****]                      $[*****]
             Caribbean Switched Toll Free                                    $[*****]                      $[*****]

           Interstate and Intrastate FONcard                                 $[*****]                      $[*****]

B.13.5. NON- BELL SWITCHED ORIGINATION/TERMINATION/TOLL FREE ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate call originating or terminating in a NON-BELL SERVICE AREA:

         [*****]

B.13.6. SWITCHED ORIGINATION/TERMINATION/TOLL FREE ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate:

         [*****]

         [LOGO] SPRINT       PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                         5/08/03

                                Attachment B - 2

B.14.2   LEC CAP MAXIMUM NON-BELL TRAFFIC.

                                      Maximum Originating Non-Bell     Maximum Terminating Non-Bell
Service Type                                   Traffic %                         Traffic %                    Non-Bell Surcharge
Switched Outbound                                 N/A                                20%                           $[*****]
Switched Toll Free                                N/A                               N/A                            $[*****]
FONcard                                           N/A                               N/A                            $[*****]
Dedicated Outbound Ext                            N/A                                20%                           $[*****]
Dedicated Toll Free Ext                           N/A                               N/A                            $[*****]

B.14.3. MINIMUM AVERAGE CALL DURATION: MINIMUM AVERAGE TIME REQUIREMENT (MATR) shall not apply.

B.L4.4.  MAXIMUM NONCOMPLETE CALL PERCENTAGE.

Dedicated Toll Free Extension, and Switched
           Toll Free Usage Type                   Maximum Noncomplete Toll Free Call
              (Rate Element)                                  Percentage                               Per Call Surcharge
           Intrastate/Interstate                                10%                                         $[*****]
          International/Canadian                                10%                                         $[*****]

PROMOTIONAL MONTHLY RECURRING TOLL FREE CHARGES:

         Customer's Monthly Recurring Switched Toll Free service charge will be $[*****] per Switched Toll Free account per month.

         Customer's Toll Free numbers (Switched Toll Free and Dedicated Toll Free Extension) requiring Toll Free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of $[*****] per month per Toll Free number requiring such listing.

TOLL FREE DATABASE QUERY CHARGE

         Customer's Toll Free Database Query charge will be $[*****] per domestic Dedicated Toll Free Extension and Switched Toll Free Call.

         [LOGO] SPRINT       PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                         5/08/03

                                 Attachment C -

  Interstate Switched Outbound, Switched Toll Free, FONCARD, Dedicated Outbound
            Extension, and Dedicated Toll Free Extension LATA Groups

     GROUP 1
120  Maine                      350  Green Bay, WI              486  Shreveport, LA             654  Cheyenne, WY
122  New Hampshire              352  Eau Claire, WI             488  Lafayette, LA              656  Denver, CO
124  Vermont                    354  Madison, WI                490  New Orleans, LA            658  Colorado Spgs, CO
126  Springfield, MA            356  Milwaukee, WI              492  Baton Rouge, LA            660  Utah
128  Boston, MA                 358  Chicago, IL                520  St. Louis, MO              664  New Mexico
130  Rhode Island               360  Rockford, IL               521  Columbia, MO               666  Phoenix, AZ
132  New York Metro             362  Cairo, IL                  522  Springfield, MO            668  Tucson, AZ
133  Poughkeepsie, NY           364  De Kalb, IL                524  Kansas City, MO            670  Eugene, OR
134  Albany, NY                 366  Bloomington, IL            526  Fort Smith, AR             672  Portland, OR
136  Syracuse, NY               368  Peoria, IL                 528  Little Rock, AR            674  Seattle, WA
138  Binghampton, NY            370  Champ.-Urban, IL           530  Pine Bluff, AR             676  Spokane, WA
140  Buffalo, NY                374  Springfield, IL            532  Wichita, KS                720  Reno, NV
220  Atlantic City, NJ          376  Quincy, IL                 534  Topeka, KS                 721  Las Vegas, NV
222  Trenton, NJ                420  Asheville, NC              536  Oklahoma City, OK          722  San Francisco, CA
224  Newark, NJ                 422  Charlotte, NC              538  Tulsa, OK                  724  Chico, CA
226  Capital, PA                424  Greensboro, NC             540  El Paso, TX                726  Sacramento, CA
228  Philadelphia, PA           426  Raleigh, NC                542  Midland, TX                728  Fresno, CA
230  Altoona, PA                428  Wilmington, NC             544  Lubbock, TX                730  Los Angeles, CA
232  Northeast PA               430  Greenville, SC             546  Amarillo, TX               732  San Diego, CA
234  Pittsburgh, PA             432  Florence, SC               548  Wichita Falls, TX          734  Bakersfield, CA
236  Washington, DC             434  Columbia, SC               550  Abilene, TX                736  Monterey, CA
238  Baltimore, MD              436  Charleston, SC             552  Dallas, TX                 738  Stockton, CA
240  Hagerstown, MD             438  Atlanta, GA                554  Longview, TX               740  San Luis Ob., CA
242  Salisbury, MD              440  Savannah, GA               556  Waco-Temple, TX            920  Connecticut
244  Roanoke, VA                442  Augusta, GA                558  Austin, TX                 922  Cincinnati, OH
246  Culpepper, VA              444  Albany, GA                 560  Houston, TX                923  Lima-Mansfield, OH
248  Richmond, VA               446  Macon, GA                  562  Beaumont, TX               924  Erie, PA
250  Lynchburg, VA              448  Pensacola, FL              564  Corpus Christi, TX         927  Harrisonburg, VA
252  Norfolk, VA                450  Panama City, FL            566  San Antonio, TX            928  Charlottesville, VA
254  Charleston, WV             452  Jacksonville, FL           568  Brownsville, TX            937  Richmond, IN
256  Clarksburg, WV             454  Gainsville, FL             570  Bryan, TX                  938  Terre Haute, IN
320  Cleveland, OH              456  Daytona Beach, FL          620  Rochester, MN              939  Ft.  Myers, FL
322  Youngstown, OH             458  Orlando, FL                624  Duluth, MN                 949  Fayetteville, NC
324  Columbus, OH               460  Miami, FL                  626  St. Cloud, MN              951  Rocky Mount, NC
325  Akron, OH                  462  Louisville, KY             628  Minneapolis, MN            952  Tampa, FL
326  Toledo, OH                 464  Owensboro, KY              630  Sioux City, IA             953  Tallahasse, FL
328  Dayton, OH                 466  Winchester, KY             632  Des Moines, IA             956  Bristol/JoCty, TN
330  Evansville, IN             468  Memphis, TN                634  Davenport, IA              958  Lincoln, NE
332  South Bend, IN             470  Nashville, TN              635  Cedar Rapids, IA           960  Coeur D'Alene, ID
334  Auburn/Hunt., IN           472  Chattanooga, TN            636  Fargo-Brainerd, ND         961  San Angelo, TX
336  Indianapolis, IN           474  Knoxville, TN              638  Bismark, ND                973  Palm Springs, CA
338  Bloomington, IN            476  Birmingham, AL             640  Sioux Falls, SD            974  Rochester, NY
340  Detroit, MI                477  Huntsville, AL             644  Omaha, NE                  976  Mattoon, IL
342  Marquette, MI              478  Montgomery, AL             646  Grand Island, NE           977  Macomb, IL
344  Saginaw, Ml                480  Mobile, AL                 648  Great Falls, MT            978  Olney, IL
346  Lansing, Ml                482  Jackson, MS                650  Billings, MT
348  Grand Rapids, Ml           484  Biloxi, MS                 652  Boise, ID

     GROUP 2
820  Puerto Rico                870  CNMI                       963  Kalispell, MT
822  U.S. Virgin Islands        871  Guam                       980  Navajo Terr., AZ
832  Alaska                     921  Fishers Island, NY         981  Navajo Terr., UT
834  Hawaii                     929  Edinburg, VA                    ALL OTHERS
                                932  Bluefield, WV

         [LOGO] SPRINT       PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                        12/10/03
                                                                        LATAGRPB

                                 Attachment C -

INTERSTATE SWITCHED NETWORK EXTENSION

BASE RATES

                           Switched Outbound                CIC-S               Switched Toll Free        FONcard
LATA GROUP                 Peak        OffPeak        Peak        OffPeak       Peak        OffPeak        Peak
----------                 ----        -------        ----        -------       ----        -------        ----
     1                   $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]
     2                   $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]

See LATA Group Descriptions. LATA Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. LATA Group 2 rates are [*****] for Discount 2.

DISCOUNT 1: The above listed base rates are [*****] for any tariff or contractual discount 1s.

DISCOUNT 2

    Monthly Volume of             Switched Outbound                CIC-S               Switched Toll Free        FONcard
Carrier Transport Service         Peak        OffPeak        Peak        OffPeak       Peak        OffPeak        Peak
-------------------------         ----        -------        ----        -------       ----        -------        ----
   $      0 - $ 99,999          $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]
   $100,000 - $249,999          $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]
   $250,000 - $499,999          $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]
   $500,000 - $749,999          $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]
   $750,000 +                   $[*****]     $[*****]      $[*****]     $[*****]     $[*****]      $[*****]     $[*****]

INTERSTATE FONCARD BONG SURCHARGE (PER CALL)

State                  Peak
-----                  ----
 All                 $[*****]

Foncard Surcharge [*****] for Discounts

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       4/25/2003

                                 Attachment C -

INTERSTATE DEDICATED NETWORK EXTENSION

BASE RATES

                             Dedicated Outbound Ext             Dedicated Toll Free Ext
LATA GROUP                   Peak            OffPeak            Peak            OffPeak
----------                   ----            -------            ----            -------
     1                     $[*****]          $[*****]         $[*****]          $[*****]
     2                     $[*****]          $[*****]         $[*****]          $[*****]

See LATA Group Descriptions. Group 2 rates are [*****] for Discount 2.

NEW CUSTOMER PROMOTION

DISCOUNT 1

Discount 1 Monthly               Dedicated Outbound Ext             Dedicated Toll Free Ext
 Volume of Service               Peak            OffPeak            Peak            OffPeak
 -----------------               ----            -------            ----            -------
       $0 +                    $[*****]          $[*****]         $[*****]          $[*****]

For dedicated Network Extension Service (Dedicated Outbound Ext and Dedicated Toll Free Ext), Customer will [*****] for the New Customer Promotion
Discount 1 above (applied to the interstate base rate usage) for all existing accounts and new accounts that were not dedicated access users on the Sprint network for the [*****] months immediately preceding receipt of order. Any new accounts that were dedicated access users on the Sprint network for [*****] months preceding receipt of order will be billed in a separate billing product hierarchy level and will [*****] the New Customer Promotion discount.

DISCOUNT 2

    Monthly Volume of               Dedicated Outbound Ext             Dedicated Toll Free Ext
Client Transport Service            Peak            OffPeak            Peak            OffPeak
------------------------            ----            -------            ----            -------
   $[*****] - $[*****]            $[*****]          $[*****]         $[*****]          $[*****]
   $[*****] - $[*****]            $[*****]          $[*****]         $[*****]          $[*****]
   $[*****] - $[*****]            $[*****]          $[*****]         $[*****]          $[*****]
   $[*****] - $[*****]            $[*****]          $[*****]         $[*****]          $[*****]
   $[*****] - $[*****]            $[*****]          $[*****]         $[*****]          $[*****]

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       4/25/2003

                                 Attachment C -

INTERSTATE DIRECTORY ASSISTANCE

BASE RATES

States                  Dedicated Outbound         Dedicated Outbound Ext        Switched Outbound
------                  ------------------         ----------------------        -----------------
  ALL                        $[*****]                     $[*****]                    $[*****]

Switched Outbound and Dedicated Network Extension Directory Assistance rates [*****] for Discounts

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       4/25/2003

                                 Attachment C -

CANADA ORIGINATING SERVICE

BASE RATES

                                Switched Toll Free            Dedicated Toll Free Ext            FONcard
Canada NPA's                  Peak            OffPeak          Peak         OffPeak         Peak       OffPeak
------------                  ----            -------          ----         -------         ----       -------
     ALL                    $[*****]          $[*****]       $[*****]      $[*****]       $[*****]     $[*****]

DISCOUNT 1: The above listed base rates are [*****] for any tariff or contractual discount 1s.

DISCOUNT 2

    Monthly Volume of           Switched Toll Free            Dedicated Toll Free Ext            FONcard
Carrier Transport Service     Peak            OffPeak          Peak         OffPeak         Peak       OffPeak
-------------------------     ----            -------          ----         -------         ----       -------
   $0 +                     $[*****]          $[*****]       $[*****]      $[*****]       $[*****]     $[*****]

CANADA TERMINATING SERVICE

BASE RATES

                                     FONcard
Canada NPA's                  Peak            OffPeak
------------                  ----            -------
     ALL                    $[*****]          $[*****]

The above listed FONcard rates are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                     ` 4/25/2003

                                 Attachment C -

MEXICO ORIGINATING SERVICE

BASE RATES

                                Switched Toll Free            Dedicated Toll Free Ext
Mexico Zone #                 Peak            OffPeak          Peak         OffPeak
-------------                 ----            -------          ----         -------
      1                     $[*****]          $[*****]       $[*****]      $[*****]
      2                     $[*****]          $[*****]       $[*****]      $[*****]
      3                     $[*****]          $[*****]       $[*****]      $[*****]
      4                     $[*****]          $[*****]       $[*****]      $[*****]

US Rate Area and Mexico Rate Zone are defined in Sprint FCC Tariff #2.

DISCOUNT 1 The above listed base rates are [*****] for any tariff or contractual discount 1s.

DISCOUNT 2

    Monthly Volume of                 Switched Toll Free            Dedicated Toll Free Ext
Carrier Transport Service           Peak            OffPeak          Peak         OffPeak
-------------------------           ----            -------          ----         -------
          $0 +                    $[*****]          $[*****]       $[*****]      $[*****]

MEXICO ORIGINATING FONCARD

BASE RATES

         FONcard
  Peak             Off Peak
  ----             --------
$[*****]           $[*****]

Mexico Originating FONcard rates [*****] for discounts

MEXICO TERMINATING FONCARD

BASE RATES

         FONcard
  Peak             Off Peak
  ----             --------
$[*****]           $[*****]

Mexico Terminating FONcard rates [*****] for discounts

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       4/25/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES

                                                                     Dedicated Outbound Ext                Switched Outbound
                                                    Country     --------------------------------   --------------------------------
                      Country                        Code         Std        Disc        Econ        Std        Disc        Econ
                      -------                        ----         ---        ----        ----        ---        ----        ----
AFGHANISTAN                                            930      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ALBANIA                                                355      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ALGERIA                                                213      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
AMERICAN SAMOA                                         684      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ANDORRA                                                376      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ANGOLA                                                 244      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ANGUILLA                                            264497      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ANTIGUA/BARBUDA                                     268460      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ARGENTINA                                              540      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ARMENIA                                                374      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ARUBA                                                  297      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ASCENSION ISLAND                                       247      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
AUSTRALIA                                              610      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
AUSTRALIAN TERR                                        672      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
AUSTRIA                                                430      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
AZERBAIJAN                                             994      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BAHAMAS                                             242321      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BAHRAIN                                                973      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BANGLADESH                                             880      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BARBADOS                                            246228      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BELARUS                                                375      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BELGIUM                                                320      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BELIZE                                                 501      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BENIN                                                  229      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BERMUDA                                             441231      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BHUTAN                                                 975      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BOLIVIA                                                591      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BOSNIA/HERZEGOVINA                                     387      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BOTSWANA                                               267      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BRAZIL                                                 550      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BRUNEI                                                 673      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BULGARIA                                               359      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BURKINA FASO                                           226      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BURUNDI                                                257      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
BVI (TORTOLA)                                       284496      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CAMBODIA                                               855      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CAMEROON                                               237      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CANADA                                                 418      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CAPE VERDE ISLANDS                                     236      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CAYMAN ISLANDS                                      345945      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CENTRAL AFRICAN REP                                    236      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CHAD                                                   235      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CHILE                                                  560      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CHINA                                                  860      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
COLOMBIA                                               570      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CONGO                                                  242      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CONGO DEM REP(ZAIRE)                                   243      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES

                                                                     Dedicated Outbound Ext                Switched Outbound
                                                    Country     --------------------------------   --------------------------------
                      Country                        Code         Std        Disc        Econ        Std        Disc        Econ
                      -------                        ----         ---        ----        ----        ---        ----        ----
COOK ISLANDS                                           682      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
COSTA RICA                                             506      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CROATIA                                                384      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CUBA                                                   530      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CUBA - GUANTANAMO BAY                                  473      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CYPRUS                                                 357      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
CZECH REPUBLIC                                         420      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
DENMARK                                                450      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
DIEGO GARCIA                                           246      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
DJIBOUTI                                               253      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
DOMINICA                                            767445      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
DOMINICAN REPUBLIC                                  809220      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
EAST TIMOR                                             670      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ECUADOR                                                593      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
EGYPT                                                  200      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
EL SALVADOR                                            503      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
EQUATORIAL GUINEA                                      240      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ERITREA                                                291      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ESTONIA                                                372      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ETHIOPIA                                               251      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FALKLAND ISLANDS                                       500      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FAROE ISLANDS                                          298      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FIJI                                                   679      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FINLAND                                                358      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FRANCE                                                 330      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FRENCH GUIANA                                          594      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
FRENCH POLYNESIA                                       689      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GABON                                                  241      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GAMBIA                                                 220      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GEORGIA                                                995      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GERMANY                                                490      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GHANA                                                  233      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GIBRALTAR                                              350      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GLOBAL MOBILE SATELLITE                                881      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GLOBAL MOBILE SATELLITE IRIDIUM-6                      881      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GLOBAL MOBILE SATELLITE IRIDIUM-7                      861      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GREECE                                                 300      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GREENLAND                                              299      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GRENADA                                             473440      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GUADELOUPE                                             590      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GUATEMALA                                              502      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GUINEA REPUBLIC OF                                     224      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GUINEA-BISSAU                                          245      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
GUYANA                                                 592      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
HAITI                                                  509      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
HONDURAS                                               504      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES

                                                                     Dedicated Outbound Ext                Switched Outbound
                                                    Country     --------------------------------   --------------------------------
                      Country                        Code         Std        Disc        Econ        Std        Disc        Econ
                      -------                        ----         ---        ----        ----        ---        ----        ----
HONG KONG                                              852      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
HUNGARY                                                360      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ICELAND                                                354      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
INDIA                                                  910      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
INDONESIA                                              620      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
INTERNATIONAL NETWORKS - THURAYA RMSS NETWORK          882      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
IRAN                                                   980      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
IRAQ                                                   964      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
IRELAND                                                353      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ISRAEL                                                 972      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ITALY                                                  390      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
IVORY COAST                                            225      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
JAMAICA                                             876955      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
JAPAN                                                  610      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
JORDAN                                                 962      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KAZAKHSTAN                                             732      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KENYA                                                  254      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KIRIBATI                                               686      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KOREA (NORTH)                                          850      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KOREA (SOUTH)                                          820      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KUWAIT                                                 965      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
KYRGYZSTAN                                             996      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LAOS                                                   856      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LATVIA                                                 371      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LEBANON                                                961      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LESOTHO                                                266      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LIBERIA                                                231      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LIBYA                                                  218      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LIECHTENSTEIN                                          423      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LITHUANIA                                              370      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
LUXEMBOURG                                             352      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MACAU                                                  853      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MACEDONIA                                              389      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MADAGASCAR                                             261      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MALAWI                                                 265      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MALAYSIA                                               600      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MALDIVES REPUBLIC                                      960      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MALI                                                   223      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MALTA REPUBLIC                                         356      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MARSHALL ISLANDS                                       692      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MARTINIQUE                                             596      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MAURITANIA                                             222      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MAURITIUS                                              230      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MAYOTTE ISLAND                                         269      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MEXICO                                                 520      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES

                                                                     Dedicated Outbound Ext                Switched Outbound
                                                    Country     --------------------------------   --------------------------------
                      Country                        Code         Std        Disc        Econ        Std        Disc        Econ
                      -------                        ----         ---        ----        ----        ---        ----        ----
MICRONESIA                                             691      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MOLDOVA                                                373      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MONACO                                                 377      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MONGOLIA                                               976      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MONTSERRAT                                          664491      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MOROCCO                                                210      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MOZAMBIQUE                                             258      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
MYANMAR (BURMA)                                        950      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NAMIBIA                                                264      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NAURU                                                  674      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NEPAL                                                  977      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NETHERLANDS                                            310      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NETHERLANDS ANTILLES                                   599      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NEW CALEDONIA                                          687      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NEW ZEALAND                                            640      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NICARAGUA                                              505      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NIGER                                                  227      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NIGERIA                                                234      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NIUE ISLAND                                            683      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
NORWAY                                                 470      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
OCEAN ATLANTIC EAST                                    871      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
OCEAN ATLANTIC WEST                                    874      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
OCEAN INDIAN                                           873      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
OCEAN PACIFIC                                          872      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
OMAN                                                   968      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PAKISTAN                                               920      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PALAU                                                  680      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PANAMA                                                 507      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PAPUA NEW GUINEA                                       675      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PARAGUAY                                               595      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PERU                                                   510      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PHILIPPINES                                            630      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
POLAND                                                 480      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PORTUGAL                                               351      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
QATAR                                                  974      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
REUNION ISLAND                                         262      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ROMANIA                                                400      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
RUSSIA                                                 700      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
RWANDA                                                 250      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SAN MARINO                                             378      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SAO TOME/PRINCIPE                                      239      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SAUDI ARABIA                                           966      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SENEGAL                                                221      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SEYCHELLES                                             248      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SIERRA LEONE                                           232      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SINGAPORE                                              650      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES

                                                                     Dedicated Outbound Ext                Switched Outbound
                                                    Country     --------------------------------   --------------------------------
                      Country                        Code         Std        Disc        Econ        Std        Disc        Econ
                      -------                        ----         ---        ----        ----        ---        ----        ----
SLOVAKIA                                               421      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SLOVENIA                                               386      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SOLOMON ISLANDS                                        677      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SOMALIA                                                252      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SOUTH AFRICA                                           270      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SPAIN                                                  340      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SRI LANKA                                              940      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ST HELENA                                              290      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ST KITTS/NEVIS                                      869465      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ST LUCIA                                            758450      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ST PIERRE/MIQUELON                                     508      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ST VINCENT/GRENADINE                                784456      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SUDAN                                                  249      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SURINAME                                               597      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SWAZILAND                                              268      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SWEDEN                                                 460      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SWITZERLAND                                            410      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
SYRIA                                                  963      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TAIWAN                                                 886      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TAJIKISTAN                                             992      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TANZANIA                                               255      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
THAILAND                                               660      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TOGO                                                   228      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TOKELAU                                                690      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TONGA                                                  676      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TRINIDAD/TOBAGO                                     868622      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TUNISIA                                                216      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TURKEY                                                 900      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TURKMENISTAN                                           993      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TURKS/CAICOS                                        649941      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
TUVALU                                                 688      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
UGANDA                                                 256      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
UKRAINE                                                285      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
UNITED ARAB EMIRATES                                   971      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
UNITED KINGDOM                                         440      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
URUGUAY                                                598      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
UZBEKISTAN                                             998      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
VANUATU                                                678      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
VENEZUELA                                              580      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
VIETNAM                                                840      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
WALLIS/FUTUNA ISLAND                                   681      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
WESTERN SAMOA                                          685      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
YEMEN REPUBLIC                                         967      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
YUGOSLAVIA                                             381      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ZAMBIA                                                 260      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
ZIMBABWE                                               263      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES

                                                                     Dedicated Outbound Ext                Switched Outbound
                                                    Country     --------------------------------   --------------------------------
                      Country                        Code         Std        Disc        Econ        Std        Disc        Econ
                      -------                        ----         ---        ----        ----        ---        ----        ----
TAIWAN - PNS                                           886      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]
PORTUGAL - PNS                                         351      $[*****]    $[*****]    $[*****]   $[*****]    $[*****]    $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES -- CELLULAR/MOBILE

                                                          DED. OUTBOUND EXT - MOBILE                 SWITCHED OUTBOUND - MOBILE
                     COUNTRY                           STD           DISC          ECON           STD           DISC          ECON
                     -------                           ---           ----          ----           ---           ----          ----
ALBANIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ANDORRA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ANGOLA                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ARGENTINA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ARMENIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
AUSTRALIA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
AUSTRIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BANGLADESH                                           $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BELARUS                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BELGIUM                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BENIN                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BOLIVIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BOSNIA/HERZEGOVINA                                   $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BRAZIL                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
BULGARIA                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CAMEROON                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CENTRAL AFRICAN REP                                  $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CHILE                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CHINA                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CROATIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CYPRUS                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
CZECH REPUBLIC                                       $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
DENMARK                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
DOMINICA                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
DOMINICAN REPUBLIC                                   $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ECUADOR                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
EL SALVADOR                                          $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ESTONIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
FINLAND                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
FRANCE                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
FRENCH GUIANA                                        $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GABON                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GEORGIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GERMANY                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GIBRALTAR                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GREECE                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GRENADA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
GUADELOUPE                                           $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES -- CELLULAR/MOBILE

                                                          DED. OUTBOUND EXT - MOBILE                 SWITCHED OUTBOUND - MOBILE
                     COUNTRY                           STD           DISC          ECON           STD           DISC          ECON
                     -------                           ---           ----          ----           ---           ----          ----
GUATEMALA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
HAITI                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
HUNGARY                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ICELAND                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
INDIA                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
INDONESIA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
IRELAND                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ISRAEL                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ITALY                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
JAMAICA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
JAPAN                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
JORDAN                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
KAZAKHSTAN                                           $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
KENYA                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
KOREA (SOUTH)                                        $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LAOS                                                 $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LATVIA                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LEBANON                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LIBYA                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LIECHTENSTEIN                                        $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LITHUANIA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
LUXEMBOURG                                           $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MACEDONIA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MALAYSIA                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MALTA REPUBLIC                                       $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MART1NIQUE                                           $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MOLDOVA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MONACO                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
MOROCCO                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
NAMIBIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
NETHERLANDS                                          $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
NETHERLANDS ANT1LLES                                 $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
NEW ZEALAND                                          $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
NIGERIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
NORWAY                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
PANAMA                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
PARAGUAY                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

OTHER INTERNATIONAL BASE RATES -- CELLULAR/MOBILE

                                                          DED. OUTBOUND EXT - MOBILE                 SWITCHED OUTBOUND - MOBILE
                     COUNTRY                           STD           DISC          ECON           STD           DISC          ECON
                     -------                           ---           ----          ----           ---           ----          ----

PERU                                                 $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
PHILIPPINES                                          $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
POLAND                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
PORTUGAL                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
QATAR                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ROMANIA                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
RWANDA                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SAUDI ARABIA                                         $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SLOVAKIA                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SLOVENIA                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SOUTH AFRICA                                         $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SPAIN                                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ST. KITTS/NEVIS                                      $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ST. LUCIA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
ST. VINCENT/GRENADINE                                $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SWAZILAND                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SWEDSEN                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
SWITZERLAND                                          $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
TAIWAN                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
THAILAND                                             $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
TURKEY                                               $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
UNITED KINGDOM                                       $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
URUGUAY                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
VENEZUELA                                            $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
VIETNAM                                              $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
YEMEN REPUBLIC                                       $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
YUGOSLAVIA                                           $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]
                                                     $[*****]      $[*****]      $[*****]      $[*****]       $[*****]      $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

INTERNATIONAL DIRECTORY ASSISTANCE

BASE RATES

 Country               Dedicated Outbound Ext.          Switched Outbound
 -------               -----------------------          -----------------
Caribbean                     $[*****]                       $[*****]
   ALL                        $[*****]                       $[*****]

BASE RATES

Canada NPA's           Dedicated Outbound Ext.          Switched Outbound
------------           -----------------------          -----------------
   ALL                        $[*****]                      $[*****]

Directory Assistance rates [*****] for Discounts

                             Proprietary Information
                                   RESTRICTED

                                                                       5/20/2003

                                 Attachment C -

            OTHER INTERNATIONAL TOLL FREE SERVICE (ITFS - US INBOUND)

BASE RATES

                  COUNTRY                         CTRY CODE               DEDICATED TOLL FREE EXT.            SWITCHED TOLL FREE
                  -------                         ---------               ------------------------            ------------------
ANTIGUA/BARBUDA                                     268460                        $[*****]                         $[*****]
ARGENTINA                                              540                        $[*****]                         $[*****]
AUSTRALIA                                              610                        $[*****]                         $[*****]
BAHAMAS                                             242321                        $[*****]                         $[*****]
BAHRAIN                                                973                        $[*****]                         $[*****]
BARBADOS                                            246228                        $[*****]                         $[*****]
BELGIUM                                                320                        $[*****]                         $[*****]
BERMUDA                                             441231                        $[*****]                         $[*****]
BRAZIL                                                 550                        $[*****]                         $[*****]
CAYMAN ISLANDS                                      345945                        $[*****]                         $[*****]
CHILE                                                  560                        $[*****]                         $[*****]
CHINA                                                  860                        $[*****]                         $[*****]
COLOMBIA                                               570                        $[*****]                         $[*****]
COSTA RICA                                             506                        $[*****]                         $[*****]
CYPRUS                                                 357                        $[*****]                         $[*****]
DENMARK                                                450                        $[*****]                         $[*****]
DOMINICA                                            767445                        $[*****]                         $[*****]
DOMINICAN REPUBLIC                                  809220                        $[*****]                         $[*****]
ECUADOR                                                593                        $[*****]                         $[*****]
EL SALVADOR                                            503                        $[*****]                         $[*****]
FINLAND                                                358                        $[*****]                         $[*****]
FRANCE                                                 330                        $[*****]                         $[*****]
GERMANY                                                490                        $[*****]                         $[*****]
GREECE                                                 300                        $[*****]                         $[*****]
GRENADA                                             473440                        $[*****]                         $[*****]
GUATEMALA                                              502                        $[*****]                         $[*****]
HONG KONG                                              852                        $[*****]                         $[*****]
HUNGARY                                                360                        $[*****]                         $[*****]
INDONESIA                                              620                        $[*****]                         $[*****]
IRELAND                                                353                        $[*****]                         $[*****]
ISRAEL                                                 972                        $[*****]                         $[*****]

                             Proprietary Information
                                   RESTRICTED

                                                                       2/14/2003

                                 Attachment C -

               OTHER INTERNATIONAL BASE RATES -- CELLULAR/MOBILE

BASE RATES

                  COUNTRY                         CTRY CODE               DEDICATED TOLL FREE EXT.            SWITCHED TOLL FREE
                  -------                         ---------               ------------------------            ------------------
ITALY                                                  390                        $[*****]                         $[*****]
JAMAICA                                             876955                        $[*****]                         $[*****]
JAPAN                                                  810                        $[*****]                         $[*****]
KOREA (SOUTH)                                          820                        $[*****]                         $[*****]
LUXEMBOURG                                             352                        $[*****]                         $[*****]
MACAU                                                  853                        $[*****]                         $[*****]
MALAYSIA                                               600                        $[*****]                         $[*****]
NETHERLANDS                                            310                        $[*****]                         $[*****]
NETHERLANDS ANTILLES                                   599                        $[*****]                         $[*****]
NEW ZEALAND                                            640                        $[*****]                         $[*****]
NICARAGUA                                              505                        $[*****]                         $[*****]
NORWAY                                                 470                        $[*****]                         $[*****]
PANAMA                                                 507                        $[*****]                         $[*****]
PERU                                                   510                        $[*****]                         $[*****]
PHILIPPINES                                            630                        $[*****]                         $[*****]
POLAND                                                 480                        $[*****]                         $[*****]
PORTUGAL                                               351                        $[*****]                         $[*****]
SINGAPORE                                              650                        $[*****]                         $[*****]
SOUTH AFRICA                                           270                        $[*****]                         $[*****]
SPAIN                                                  340                        $[*****]                         $[*****]
ST LUCIA                                            758450                        $[*****]                         $[*****]
SWEDEN                                                 460                        $[*****]                         $[*****]
SWITZERLAND                                            410                        $[*****]                         $[*****]
TAIWAN                                                 886                        $[*****]                         $[*****]
THAILAND                                               660                        $[*****]                         $[*****]
TRINIDAD/TOBAGO                                     868622                        $[*****]                         $[*****]
TURKEY                                                 900                        $[*****]                         $[*****]
UNITED KINGDOM                                         440                        $[*****]                         $[*****]
VENEZUELA                                              580                        $[*****]                         $[*****]

NOTE: The Other International Base Rates listed above are [*****] for any tariff or contractual discounts.

                             PROPRIETARY INFORMATION
                                   RESTRICTED

                                                                       5/20/2003

                                Attachment D - 1

INTERSTATE ADJUSTMENT (INTRASTATE)

BASE RATES

                                                                                  DEDICATED OUTBOUND     DEDICATED TOLL
STATE                SWITCHED OUTBOUND   SWITCHED TOLL FREE        FONCARD               EXT.              FREE EXT.
-----                -----------------   ------------------        -------        ----------------       --------------
 AK                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 AL                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 AR                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 AZ                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 CAa                      $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 CAb                      $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 CO                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 CT                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 DE                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 FL                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 GA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 HI                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 IA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 ID                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 IL                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 IN                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 KS                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 KY                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 LA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MD                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 ME                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MI                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MN                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MO                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MS                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 MT                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 NC                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 ND                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 NE                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 NH                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 NJ                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]

                             Proprietary Information
                                   RESTRICTED

                                                                       4/25/2003

                                Attachment D - 1

INTERSTATE ADJUSTMENT (INTRASTATE)

BASE RATES

                                                                                  DEDICATED OUTBOUND     DEDICATED TOLL
STATE                SWITCHED OUTBOUND   SWITCHED TOLL FREE        FONCARD               EXT.              FREE EXT.
-----                -----------------   ------------------        -------        ------------------     --------------

 NM                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 NV                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 NY                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 OH                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 OK                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 OR                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 PA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 RI                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 SC                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 SD                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 TN                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 TX                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 UT                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 VA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 VT                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 WA                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 WI                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 WV                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]
 WY                       $[*****]            $[*****]             $[*****]            $[*****]             $[*****]

All states are Intrastate/Interlata traffic unless otherwise specified. The above listed base rates are [*****] for any tariff or contractual discounts Is.

FONCARD BONG SURCHARGE (PER CALL)

STATE         RATE
-----         ----
 All        $[*****]

FONcard Surcharge [*****] for Discounts

                         Sprint Proprietary Information
                                   RESTRICTED

                                                                       4/25/2003

                                Attachment D - 1

INTERSTATE ADJUSTMENT (INTRASTATE)

BASE RATES

1.       Transport and access charges are stated in the Agreement attachments.

2. CIC Service charges. Both monthly recurring ("MRC") and non-recurring ("NRC") charges will apply.

         (a) Terms and conditions from SCA # 134395 are incorporated by reference into this Attachment S-1. Therefore, Customer will pay all SCA charges for loading of the 5971 CIC in five (5) LATAs which will total $[*****].

         (b) In addition to the charge described in Subsection "a" above, Sprint will charge Customer a $[*****] monthly recurring CIC maintenance charge. (See Attachment A for a waiver).

3. Customer will provide Sprint with forty-five (45) days prior written notice to the assigned Technical Applications Consultant of its intent to re-deploy its CIC on its or another carrier's network. In the event Customer seeks to re-deploy only a portion of the LATA at the tandem level including all sub-tending end offices, Sprint will no longer maintain, order or provide network maintenance on those tandems and sub-tending end offices once control of the end office is transferred to the Customer. Failure of Customer to advise Sprint in advance of its intent to redirect an end office and effect a LATA take-back puts the Customer network at risk.

                         Sprint Proprietary Information
                                   RESTRICTED

                                                                       9/30/2003